FORM 8-K



                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.



                                 CURRENT REPORT


                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported): December 15, 2000



                           PARAMARK ENTERPRISES, INC.
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               (Exact name of registrant as specified in charter)


          Delaware                        0-23026                    22-3261564
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(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                            Identification Number)


                                One Harmon Plaza
                           Secaucus, New Jersey 07094
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          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (201) 422-0910


                                       N/A
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         (Former name or former address, if changed since last report)



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


Item 2. Acquisition or Disposition of Assets.

         On December 15, 2000, Paramark Enterprises, Inc. (the "Company") completed the sale of assets pursuant to an asset purchase agreement (the "Rich Products Agreement") with Rich Products Manufacturing Corporation ("Rich Products"), pursuant to which the Company sold substantially all of the assets of its bakery operations located in El Cajon, California which represented a majority of the Company's operating assets. These assets included leasehold improvements, machinery and equipment, inventory, recipes, formulations, customer lists, etc. The Rich Products Agreement provided for a purchase price aggregating $2,182,750, inclusive of a payment for inventory. The aggregate purchase price was paid as follows: $182,750 on October 16, 2000, $1,000,000 on December 15, 2000, and $1,000,000 payable in semiannual installments over a period of four (4) years. Rich Products is also assumed approximately $285,000 in equipment lease related debt. In addition, pursuant to the terms of the Rich Products Agreement, Rich Products entered into consulting agreements with Charles Loccisano, Alan Gottlich and Wayne Sorensen, the Company's Chairman and CEO, President and CFO, and Bakery General Manager, respectively. These consulting agreements provide for compensation to Messrs. Loccisano, Gottlich and Sorensen over a four year term in an annual amount of $50,000, $30,000 and $20,000, respectively. No relationship exists between Rich Products and the Company, its directors officers or affiliates.

         On December 15, 2000, the Company completed a asset purchase and sale agreement (the "Brooks Street Agreement") with Brooks Street Companies, Inc. ("Brooks Street"), pursuant to which the Company sold the remainder of the assets of its bakery operations to Brooks Street. These assets included certain equipment, inventory, recipes, formulations, customer lists relating to its pull-apart cake products.

         The Brooks Street Agreement provided for a purchase price in the form of the assumption by Brooks Street of approximately $75,000 in equipment lease related debt, the purchase of inventory by Brooks Street in the amount of $12,500 and the agreement by Brooks Street to make royalty payments to the Company, over a period of four (4) years, equal to 5% of net sales of pull-apart cakes to existing customers of the Company plus 1 1/2% of net sales of pull-apart cakes to new customers of Brooks Street. No relationship exists between Brooks Street and the Company, its directors officers or affiliates.

         The amount of consideration for both the Rich Products transaction and the Brooks Street transaction were determined based on arms length negotiations, and the Company obtained a fairness opinion regarding the terms of these transactions. The foregoing summaries of the Rich Products Agreement and the Brooks Street Agreement are only a brief description of the agreements and are qualified in their entirety by the detailed provisions of the agreements which are filed as exhibits to the Company's Proxy Statement and are incorporated herein by reference.

         Prior to implementing a plan of liquidation previously approved by the Company's stockholders, the Company is exploring various strategic options available to the Company to enhance the value to its stockholders, including a possible sale of the public shell.

         Certain statements contained in this Current Report regarding matters that are not historical facts are forward-looking statements. These statements relate to future events or the Company's future performance. These statements



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

are only predictions. Because such forward-looking statements include risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, the risk factors listed in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999. Any of these risks and uncertainties could cause the Company's actual results to differ materially from historical earnings and those presently anticipated or projected. As a result, potential investors are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date made.

Item 7. Financial Statements and Exhibits.

         (b)  Pro forma financial information

         On December 15, 2000, the Company completed the sale of assets pursuant to an asset purchase agreement with Rich Products to sell substantially all of the tangible and intangible operating assets of its bakery located in El Cajon, California, and on December 15, 2000, the Company completed the asset purchase and sale agreement with Brooks Street to sell the remaining tangible and intangible operating assets of its bakery located in El Cajon, California. Together these transactions represent the sale of substantially all of the operating assets of the Company.

         The following Unaudited Pro Forma Financial Statements are based upon the historical statements of the Company adjusted to give effect to the Rich Products transaction and the Brooks Street transaction.

         The Unaudited Pro Forma Balance Sheet as of September 30, 2000 gives effect to the elimination of the disposed assets assuming that the disposition had taken place on September 30, 2000 and the cash proceeds had been received at that time.

         The Unaudited Pro Forma Statements of Operations for the year ended December 31, 1999 and the nine months ended September 30, 2000 give effect to the elimination of the disposed business assuming the disposition of the assets had taken place at the beginning of the periods presented.

         The pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable. The Unaudited Pro Forma Financial Statements may not be indicative of the results of operations or financial position that actually would have been achieved or which may be obtained in the future.

                                                    Paramark Enterprises, Inc.
                                      UNAUDITED PRO FORMA BALANCE SHEET AT SEPTEMBER 30, 2000

                                                                           Historical         Adjustment              Pro Forma

                                                            ASSETS                                 (1)
Current Assets:
  Cash and cash equivalent                                                    $34,586         $1,070,250  (1)                 $ 0
                                                                                              (1,104,836) (3)
  Accounts receivable, less allowance for doubtful accounts                   654,850           (654,850) (3)                   0
  Contracts receivable                                                              0          1,000,000  (1)           1,000,000
  Royalty receivable                                                                0            200,000  (1)             200,000
  Inventories                                                                 305,131           (305,131) (1)                   0
  Prepaid expenses and other current assets                                    60,952            (60,952) (1)                   0
                                                                           ----------          ---------               ----------
         Total current assets                                               1,055,519            144,481                1,200,000

Property and Equipment, less accumulated
         depreciation and amortization                                        913,048           (913,048) (1)                   0
21,704
Deferred Income Tax Asset, net of valuation allowance                            --                                             0
                                                                           ----------          ---------               ----------
         Total Assets                                                      $1,968,567          $(768,567)             $ 1,200,000
                                                                           ==========          =========              ===========

                                               LIABILITIES AND STOCKHOLDERS EQUITY

Current Liabilities:
  Accounts payable and accrued expenses                                    $1,436,836            464,846  (2)            $466,996
                                                                                              (1,434,686) (3)
  Current maturities of long-term debt                                        405,822            (80,822) (1)                   0
                                                                                                (325,000) (3)
                                                                           ----------          ---------               ----------
         Total current liabilities                                          1,842,658         (1,375,662)                 466,996

Long Term Debt, net of current maturities                                     262,555           (262,555) (1)                   0
                                                                           ----------          ---------               ----------
         Total liabilities                                                  2,105,213         (1,638,217)                 466,996
                                                                           ----------          ---------               ----------

                                                       STOCKHOLDERS' EQUITY

Preferred Stock                                                                  --                                          --
Common Stock                                                                   36,135                                      36,135
Additional paid-in capital                                                  6,848,982                                   6,848,982
Accumulated deficit                                                        (6,982,656)         1,334,496  (1)          (6,113,006)
                                                                                                (464,846) (2)
                                                                           ----------          ---------               ----------
  Stockholders' equity                                                        (97,539)           869,650                  772,111

Less: treasury stock at cost                                                  (39,107)                                    (39,107)
                                                                           ----------          ---------               ----------
  Total stockholders' equity                                                 (136,646)           869,650                  733,004
                                                                           ----------          ---------               ----------

         Total Liabilities and Stockholders' Equity                        $1,968,567          ($768,567)              $1,200,000
                                                                           ==========          =========               ==========

See Notes to Unaudited Pro Forma Financial Statements

                                                    Paramark Enterprises, Inc.
                                           UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                                           FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000

                                                                                               Minus Pro
                                                                                               Forma of
                                                                                               Disposed
                                                                           Historical           Assets                  Pro Forma
                                                                                                (4 + 5)


Revenue:
  Sales                                                                   $ 5,454,685         (5,454,685)                      $0
  Royalties and other                                                               0                                           0
                                                                          -----------         ----------                ---------
         Total revenue                                                      5,454,685         (5,454,685)                       0


Operating expenses:
  Cost of goods sold                                                        4,650,957         (4,650,957)                       0
  Selling, general and administrative                                       1,916,631         (1,376,785)                 539,846
                                                                          -----------         ----------                ---------

         Total operating expenses                                           6,567,588         (6,027,742)                 539,846
                                                                          -----------         ----------                ---------

Loss from operations                                                       (1,112,903)           573,057                 (539,846)
                                                                          -----------         ----------                ---------


Other income (expense):
  Interest expense, net                                                      (108,218)           108,218                        0
  Other income                                                                 52,118          1,282,378                1,334,496
                                                                          -----------         ----------                ---------
         Total other income (expense)                                         (56,100)         1,390,596                        0
                                                                          -----------         ----------                ---------

Net loss                                                                  ($1,169,003)        $1,963,653                 $794,650
                                                                          ===========         ==========                =========


Net loss per common share                                                      ($0.34)                                     ($0.23)
                                                                          ===========                                   =========



Weighted average number of
         common shares outstanding                                          3,405,471                                   3,405,471
                                                                          ===========                                   =========





See Notes to Unaudited Pro Forma Financial Statements

                                                    Paramark Enterprises, Inc.
                                           UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                                               FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                                                   Minus Pro
                                                                                                   Forma of
                                                                                                   Disposed
                                                                                Historical          Assets              Pro Forma
                                                                               ---------------------------------------------------
                                                                                                     (4 +5)


Revenue:
  Sales                                                                        $ 4,392,570       ($4,392,570)                  $0
  Royalties and other                                                                    0                 0                    0
         Total revenue                                                           4,392,750        (4,392,750)                   0
Operating expenses:
  Cost of goods sold                                                             3,481,847        (3,481,847)                   0
  Selling, general and administrative                                            1,977,526        (1,412,680)             564,846
                                                                               -----------        ----------            ---------


         Total operating expenses                                                5,459,373        (4,896,527)            (564,846)
                                                                               -----------        ----------            ---------

Loss from operations                                                            (1,066,803)          501,957             (564,846)
                                                                               -----------        ----------            ---------

Other income (expense):
  Interest expense, net                                                            (18,232)           18,232                    0
  Other income                                                                      68,341         1,266,155            1,334,496
                                                                               -----------        ----------            ---------
         Total other income (expense)                                               50,109         1,284,387            1,334,496
                                                                               -----------        ----------            ---------

Net loss                                                                       ($1,016,694)       $1,786,344             $769,650
                                                                               ===========        ==========            =========


Net loss per common share                                                           ($0.30)                                ($0.23)
                                                                               ===========                              =========



Weighted average number of
         common shares outstanding                                               3,390,925                              3,390,925
                                                                               ===========                              =========






                                      See Notes to Unaudited Pro Forma Financial Statements











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




NOTES TO THE UNAUDITED PRO FORMA BALANCE SHEET AT SEPTEMBER 30, 2000 AND FOR THE UNAUDITED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1999 AND THE NINE MONTHS ENDED SEPTEMBER 30, 2000


Balance Sheet

(1) Reflects receipt of the estimated net proceeds and related gain (net of expenses) from the Rich Products transaction and the Brooks Street transaction, the elimination of the assets sold and the elimination of the liabilities assumed.

(2) Reflects the termination of employment agreements.

(3) Reflects repayments of certain debts and trade accounts payable.

Statement of Operations

(4) Reflects the elimination of revenue and operating expenses of the disposed assets for the year ended December 31, 1999 and the nine months ended September 30, 1999. Such expenses include all corporate and administrative costs.

(5) The Company has not recorded any estimated income from the investment of the estimated proceeds from the Transaction. In addition, no tax liability has been recorded resulting from the tax benefit available to the Company from the available carry forward of operating losses.














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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           Paramark Enterprises, Inc.
                                           (Registrant)



                                           By:  /s/ Alan S. Gottlich
                                           Alan S. Gottlich
                                           President


Dated: December 22, 2000













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